EXHIBIT 99.3

IBM 4Q 2016 Earnings January 19, 2017 ibm.com/investor

2 Certain comments made in this presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. Those statements by their nature address matters that are uncertain to different degrees. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company’s filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. Any forward-looking statement made during this presentation speaks only as of the date on which it is made. The company assumes no obligation to update or revise any forward-looking statements. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), the company also discusses, in its earnings press release and earning presentation materials, certain non-GAAP information including “operating earnings” and other “operating” financial measures. The rationale for management’s use of this non-GAAP information is included as Exhibit 99.2 to the company’s Form 8-K submitted to the SEC on January 19, 2017. The reconciliation of non-GAAP information to GAAP is included on the slides entitled “Non-GAAP Supplemental Materials” in this presentation. For other related information please visit the Company’s investor relations web site at: http://www.ibm.com/investor/events/earnings/4q16.html Forward Looking Statements and Non-GAAP Information

3 Overview Continued strength in strategic imperatives Progress in building new businesses and creating new markets Delivering innovation in more traditional businesses and monetizing core technologies Returning capital to shareholders 4Q16 $21.8B $ 5.01 FY16 $79.9B $13.59 $11.6B Revenue Operating EPS Free Cash Flow

4 A Cognitive Solutions & Cloud Platform Company Revenue growth rates @CC, $ in billions Overlap in Strategic Imperatives revenue primarily reflects solutions delivered via cloud 4Q16 Performance Strategic Imperatives revenue $10B, up 12% yr/yr 2016 Progress Solving real business problems in new era requires: Cognitive + Cloud + Industry Expanding cognitive offerings and capabilities Watson Health, Watson IOT, Watson Financial Services Building scale through data, expertise, partnerships Expanding capabilities and reach of IBM Cloud Cloud centers, cloud video platform, Bluemix Partnerships to accelerate adoption Building blockchain platforms and services Strategic Imperatives Revenue FY16 Yr/Yr Total $32.8 14% Analytics $19.5 9% Cloud $13.7 35% aaS annual run rate $8.6 63% Mobile $4.1 35% Security $2.0 14% Social $1.0 (10%) FY16 $33B 41% Strategic Imperatives of IBM Revenue Revenue

5 Key Financial Metrics Revenue growth rates @CC, $ in billions except for EPS B/(W) Continued growth in annuity businesses Gross margin reflects high level of investment and mix to as-a-Service Expense reflects continued high level of investment, yield from workforce savings and success in rebuilding IP income P&L Highlights 4Q16 Yr/Yr Revenue $21.8 (1%) Expense - Operating $5.7 7% PTI - Operating $5.4 (2%) NI - Operating $4.8 1% EPS - Operating $5.01 4% P&L Ratios (Operating) GP Margin 51.0% (1.8 pts) Expense E/R 26.2% 1.6 pts PTI Margin 24.8% (0.2 pts) Tax Rate 11.5% 3.1 pts NI Margin 21.9% 0.6 pts Cash Highlights 4Q16 FY16 Free Cash Flow (excl. GF Receivables) $4.7 $11.6 Share Repurchase (Gross) $0.9 $3.5 Dividends $1.3 $5.3 Cash Balance @ Dec 31 $8.5

6 Cognitive Solutions Segment Analytics including Watson and security led growth in Solutions Software Continuing to scale our platforms and extend cognitive across offerings Margins impacted by investment levels and SaaS ramp Highlights Revenue growth rates @CC, $ in billions Segment Results 4Q16 Yr/Yr Revenue (External) $5.3 2% Gross Margin (External) 82.7% (3.0 pts) PTI $2.3 1% PTI Margin 38.6% (1.4 pts) Segment Revenue Elements Transaction Processing Software (4%) Yr/Yr Solutions Software +5% Yr / Yr Strategic Imperatives Revenue within Cognitive Solutions 4Q16 Yr/Yr Strategic Imperatives $3.5 7% Cloud $0.6 53% as-a-Service annual run rate $1.8

7 Global Business Services Segment Accelerated growth in digital practices led by cloud and mobile Revenue declines in more traditional areas like ERP Margins reflect continued investment to shift the business to new areas Highlights Revenue growth rates @CC, $ in billions Segment Revenue Elements Application Management ( 2%) Yr/Yr Global P rocess Services (4%) Yr/Yr Consulting (5%) Yr/Yr Strategic Imperatives Revenue within Global Business Services 4Q16 Yr/Yr Strategic Imperatives $2.4 19% Cloud $0.9 77% as-a-Service annual run rate $1.1 Segment Results 4Q16 Yr/Yr Revenue (External) $4.1 (4%) Gross Margin (External) 26.9% (1.3 pts) PTI $0.5 (26%) PTI Margin 12.4% (3.6 pts)

8 Technology Services and Cloud Platforms Segment Leader in hybrid services integration with growth in Infrastructure Services Growth in Integration Software driven by hybrid cloud and WebSphere Gross margin reflects business mix Highlights Revenue growth rates @CC, $ in billions Strategic Imperatives Revenue within Technology Svcs & Cloud Platforms 4Q16 Yr/Yr Strategic Imperatives $2.6 37% Cloud $1.8 50% as-a-Service annual run rate $5.8 Segment Results 4Q16 Yr/Yr Revenue (External) $9.3 2% Gross Margin (External) 42.9% (1.4 pts) PTI $1.9 4% PTI Margin 19.8% 0.4 pts Segment Revenue Elements Integration Software +1% Yr/Yr Infrastructure Services +3% Yr / Yr Technical Support Services Flat Yr/Yr

9 Systems Segment Systems revenue and gross margin reflect growth in z Systems offset by Power and Storage declines Strong performance in z Systems, with revenue growth, margin expansion and new workloads added Continued to address shifting markets in Power and Storage Highlights Revenue growth rates @CC, $ in billions Segment Revenue Elements Systems Hardware (12%) Yr / Yr Operating Systems Software (12%) Yr / Yr Strategic Imperatives Revenue within Systems 4Q16 Yr/Yr Strategic Imperatives $1.1 (18%) Cloud $0.9 (15%) Segment Results 4Q16 Yr/Yr Revenue (External) $2.5 (12%) Gross Margin (External) 56.9% 1.1 pts PTI $0.6 (14%) PTI Margin 21.6% (0.2 pts)

10 Software Revenue Highlights Software Revenue Composition Cognitive Solutions Annuity +5% Yr/Yr Transactional (4%) Yr/Yr Operating Systems Annuity (7%) Yr/Yr Integration Software Annuity +3% Yr/Yr Revenue growth rates @CC Growth in total software revenue in 4Q and full year Continued growth in Cognitive Solutions and Integration Software, while Operating Systems declined Continued growth in annuity content led by SaaS; moderation of transaction weakness 4Q16 - $7.1B Total Software revenue, +1% Yr/Yr

11 Cash Flow and Balance Sheet Highlights Free Cash Flow realization of 97%, in line with longer term model 15 acquisitions in 2016 add to capabilities in cognitive and analytics, cloud and security Returned ~75% of free cash flow to shareholders Pension funding levels remain solid Implementing changes to financing structure in 2017 Positioned to support business over the longer term $ in billions *Excludes Global Financing receivables Balance Sheet Dec 16 Dec 15 Cash & Marketable Securities $8.5 $8.2 Total Debt $42.2 $39.9 Global Financing Debt $27.9 $27.2 Global Financing Leverage 7.3 7.3 Non-GF Debt $14.3 $12.7 Non-GF Debt/Capital 50% 54% Cash Flow 4Q16 Yr/Yr FY16 Net Cash from Operations* $5.6 ($1.4) $15.3 Free Cash Flow* $4.7 ($1.4) $11.6 Selected Uses of Cash Net Capital Expenditures $0.9 $3.7 Acquisitions $0.2 $5.7 Dividends/Share Repurchase $2.2 $8.8

12 Summary Continued strength in strategic imperatives; growing annuity base Significant investments; remixing to best opportunity areas Building new businesses and creating new markets Delivering innovation in more traditional businesses and monetizing core technologies 2016 progress supports 2017 expectations Operating EPS of at least $13.80, compared with $13.59 in 2016 Free cash flow realization >90% of GAAP net income

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14 Supplemental Materials Currency – Impact on Revenue Growth Strategic Imperatives Revenue Geographic Revenue Segment Revenue & Gross Profit Additional Revenue & Backlog Information Expense Summary Global Financing Portfolio Balance Sheet Summary Cash Flow Summary Cash Flow (ASC 230) Key Financial Metrics – FY 2016 Segment Revenue & Gross Profit – FY 2016 Expense Summary – FY 2016 Retirement–Related Summary Non-GAAP Supplemental Materials Some columns and rows in these materials, including the supplemental exhibits, may not add due to rounding

15 Currency – Impact on Revenue Growth Supplemental Materials 1/18/17 Quarterly Averages per US $ 3Q16 Yr/Yr 4Q16 Yr/Yr Spot 1Q17 2Q17 3Q17 4Q17 FY17 Euro 0.90 0% 0.93 (2%) 0.94 (3%) (6%) (4%) (1%) (4%) Pound 0.76 (18%) 0.81 (22%) 0.81 (16%) (16%) (6%) (1%) (9%) Yen 102 16% 110 10% 113 1% (5%) (11%) (3%) (4%) IBM Revenue Impact 0.8 pts (0.6 pts) (1Pts) (2-3Pts) (2-3Pts) (0-1Pts) (1-2Pts) Prior View (Oct 2016) 0-1Pts ~1Pts (1Pts) US$B Yr/Yr Revenue As Reported $21.8 (1.3%) Currency Impact ($0.1) (0.6 pts) Revenue @ CC $21.9 (0.7%) Yr/Yr @ 1/18/17 Spot

16 Strategic Imperatives Revenue Revenue growth rates @CC, $ in billions Overlap in Strategic Imperatives revenue primarily reflects solutions delivered via cloud Supplemental Materials 4Q16 Yr/Yr FY16 Yr/Yr Total Strategic Imperatives $9.5 12% $32.8 14% Analytics $5.6 9% $19.5 9% Cloud $4.2 33% $13.7 35% aaS annual run rate $8.6 63% Mobile $1.1 17% $4.1 35% Security $0.6 8% $2.0 14% Social $0.3 (3%) $1.0 (10%)

17 Geographic Revenue Sequential improvement in the Americas and Asia Pacific performance US returned to growth (+2%) Asia Pacific performance mixed, with double-digit growth in China, modest growth in India, and modest decline in Japan (-2%) EMEA reflects weakness in UK, Germany, Eastern Europe Revenue growth rates @CC, $ in billions Supplemental Materials Geography Revenue 4Q16 Yr/Yr Americas $10.3 Flat Europe/ME/Africa $6.7 (3%) Asia Pacific $4.6 1%

18 Segment Revenue & Gross Profit Revenue growth rates @CC, $ in billions Supplemental Materials Segment Revenue & Gross Profit Metrics - 4Q16 Revenue Yr/Yr GP% Yr/Yr Cognitive Solutions $5.3 2% 82.7% (3.0) pts Global Business Services $4.1 (4%) 26.9% (1.3) pts Cognitive Solutions & Industry Services $9.4 0% 58.3% (1.5) pts Technology Services & Cloud Platforms $9.3 2% 42.9% (1.4) pts Global Technology Services $7.9 3% 35.3% (1.1) pts Integration Software $1.4 1% 86.0% (2.6) pts Systems $2.5 (12%) 56.9% 1.1 pts Systems Hardware $2.1 (12%) 50.4% 2.4 pts Operating Systems Software $0.5 (12%) 86.6% (4.9) pts Global Financing $0.4 (2%) 36.2% (3.6) pts

19 Additional Revenue & Backlog Information Growth rates @CC, $ in billions, Actual backlog calculated using December 31 currency spot rates *Total Software = Cognitive Solutions + Integration Software + Operating Systems Software **Prior year reclassified to reflect current segment structure Supplemental Materials 4Q16 Yr/Yr Services Revenue Global Technology Services $7.9 3% Infrastructure Services $6.1 3% Technical Support Services $1.8 Flat Global Business Services $4.1 (4%) Consulting $1.8 (5%) Global Process Services $0.3 (4%) Application Management $2.0 (2%) Signings** $14.6 (8%) Services Backlog $119 (2%) Currency Impact Year to Year ($2) Currency Impact Quarter to Quarter ($5) 4Q16 Yr/Yr Software Revenue* $7.1 1% Cognitive Solutions $5.3 2% Solutions Software $3.7 5% Transaction Processing Software $1.6 (4%) Integration Software $1.4 1% Operating Systems Software $0.5 (12%) Hardware Revenue $2.1 (12%) z Systems 4% Power (34%) Storage (10%)

20 Expense Summary Supplemental Materials $ in billions *includes acquisitions made in the last twelve months, net of non-operating acquisition-related charges B/(W) Expense Metrics 4Q16 Yr/Yr Currency Acq.* Base SG&A – Operating $4.8 4% 1 pts (4 pts) 7 pts RD&E – Operating $1.4 (6%) 1 pts (6 pts) (1 pts) IP and Development Income ($0.5) 170% Other (Income)/Expense ($0.1) (7%) Interest Expense $0.2 (22%) Operating Expense & Other Income $5.7 7% (1 pts) (4 pts) 12 pts

21 Global Financing Portfolio 4Q16 – $27.6B Net External Receivables Global Financing Metrics 4Q16 3Q16 4Q15 Identified Loss Rate* 1.2% 2.1% 1.8% Anticipated Loss Rate 0.4% 0.5% 0.3% Reserve Coverage* 1.6% 2.6% 2.1% Client Days Delinquent Outstanding 4.0 3.9 3.8 Commercial A/R > 30 days $22M $19M $15M Supplemental Materials Investment Grade 52% Non-Investment Grade 48% *Reduction in 4Q16 reserve coverage reflects write-off of previously reserved receivables, which has no income statement or net asset impact 20% 32% 23% 16% 8% 1% 0% 10% 20% 30% 40% Aaa to A3 Baa1 to Baa3 Ba1 to Ba2 Ba3 to B1 B2 to B3 Caa1 to D

22 Balance Sheet Summary *includes eliminations of inter-company activity Supplemental Materials $ in billions Dec 16 Dec 15 Cash & Marketable Securities $8.5 $8.2 Non-GF Assets* $74.4 $67.7 Global Financing Assets $34.6 $34.6 Total Assets $117.5 $110.5 Other Liabilities $56.9 $56.2 Non-GF Debt* $14.3 $12.7 Global Financing Debt $27.9 $27.2 Total Debt $42.2 $39.9 Total Liabilities $99.1 $96.1 Equity $18.4 $14.4 Non-GF Debt / Capital 50% 54% Global Financing Leverage 7.3 7.3

23 Cash Flow Summary Supplemental Materials $ in billions B/(W) B/(W) 4Q16 Yr/Yr FY16 Yr/Yr Net Cash from Operations $3.2 ($2.1) $16.5 ($0.5) Less: Global Financing Receivables ($2.4) ($0.6) $1.2 $1.1 Net Cash from Operations (excluding GF Receivables) $5.6 ($1.4) $15.3 ($1.6) Net Capital Expenditures ($0.9) $0.1 ($3.7) $0.1 Free Cash Flow (excluding GF Receivables) $4.7 ($1.4) $11.6 ($1.5) Acquisitions ($0.2) $2.3 ($5.7) ($2.3) Divestitures ($0.5) ($0.6) ($0.5) ($0.1) Dividends ($1.3) ($0.1) ($5.3) ($0.4) Share Repurchases (Gross) ($0.9) ($0.1) ($3.5) $1.1 Non-GF Debt ($2.0) ($1.2) $1.3 $1.4 Other (includes GF A/R & GF Debt) ($1.2) $0.9 $2.3 $2.3 Change in Cash & Marketable Securities ($1.4) ($0.1) $0.3 $0.6

24 Cash Flow (ASC 230) Supplemental Materials $ in billions 4Q16 4Q15 FY16 FY15 Net Income from Operations $4.5 $4.5 $11.9 $13.2 Depreciation / Amortization of Intangibles $1.1 $1.0 $4.4 $3.9 Stock-based Compensation $0.1 $0.1 $0.5 $0.5 Working Capital / Other ($0.1) $1.5 ($1.5) ($0.7) Global Financing A/R ($2.4) ($1.8) $1.2 $0.2 Net Cash provided by Operating Activities $3.2 $5.3 $16.5 $17.0 Capital Expenditures, net of payments & proceeds ($0.9) ($1.0) ($3.7) ($3.8) Divestitures, net of cash transferred ($0.5) $0.1 ($0.5) ($0.4) Acquisitions, net of cash acquired ($0.2) ($2.5) ($5.7) ($3.3) Marketable Securities / Other Investments, net ($1.3) ($2.0) ($0.7) ($0.6) Net Cash used in Investing Activities ($2.9) ($5.4) ($10.5) ($8.2) Debt, net of payments & proceeds $0.9 $0.6 $2.8 $0.0 Dividends ($1.3) ($1.3) ($5.3) ($4.9) Common Stock Repurchases ($0.9) ($0.8) ($3.5) ($4.6) Common Stock Transactions - Other $0.0 $0.1 $0.2 $0.3 Net Cash used in Financing Activities ($1.3) ($1.3) ($5.8) ($9.2) Effect of Exchange Rate changes on Cash ($0.2) ($0.3) ($0.1) ($0.5) Net Change in Cash & Cash Equivalents ($1.2) ($1.8) $0.1 ($0.8)

25 Key Financial Metrics – FY 2016 Revenue growth rates @CC, $ in billions except for EPS B/(W) Supplemental Materials P&L Highlights FY16 Yr/Yr Revenue $79.9 (2%) Expense - Operating $25.2 (6%) PTI - Operating $13.9 (21%) NI - Operating $13.0 (11%) EPS - Operating $13.59 (9%) P&L Ratios (Operating) GP Margin 48.9% (1.9 pts) Expense E/R 31.5% (2.3 pts) PTI Margin 17.4% (4.2 pts) Tax Rate 6.5% 10.7 pts NI Margin 16.3% (1.6 pts) Cash Highlights 4Q16 FY16 Free Cash Flow (excl. GF Receivables) $4.7 $11.6 Share Repurchase (Gross) $0.9 $3.5 Dividends $1.3 $5.3 Cash Balance @ Dec 31 $8.5

26 Segment Revenue & Gross Profit – FY 2016 Revenue growth rates @CC, $ in billions Supplemental Materials Segment Revenue & Gross Profit Metrics - FY16 Revenue Yr/Yr GP% Yr/Yr Cognitive Solutions $18.2 3% 81.9% (3.3) pts Solutions Software $12.6 6% Transaction Processing Software $5.6 (3%) Global Business Services $16.7 (3%) 27.0% (1.2) pts Consulting $7.3 (5%) Global Process Services $1.4 (2%) Application Management $8.0 Flat Technology Services & Cloud Platforms $35.3 1% 41.9% (0.8) pts Global Technology Services $30.8 2% 35.6% (0.5) pts Infrastructure Services $23.5 3% Technical Support Services $7.3 (1%) Integration Software $4.5 (1%) 84.7% (1.6) pts Systems $7.7 (19%) 55.7% (0.1) pts Systems Hardware $5.9 (22%) 45.9% (0.8) pts Operating Systems Software $1.8 (9%) 88.2% (2.5) pts Global Financing $1.7 (7%) 38.7% (6.9) pts

27 Expense Summary – FY 2016 Supplemental Materials $ in billions *includes acquisitions made in the last twelve months, net of non-operating acquisition-related charges B/(W) Expense Metrics FY16 Yr/Yr Currency Acq.* Base SG&A – Operating $20.3 (4%) 1 pts (3 pts) (1 pts) RD&E – Operating $5.7 (10%) 1 pts (7 pts) (4 pts) IP and Development Income ($1.6) 139% Other (Income)/Expense $0.1 NM Interest Expense $0.6 (34%) Operating Expense & Other Income $25.2 (6%) (2 pts) (4 pts) 0 pts

28 Retirement-Related Summary $ in billions *Tax Qualified Defined Benefit Plans ** Includes retirement-related interest cost, expected return on plan assets, recognized actuarial losses or gains, amortization of transition assets, other settlements, curtailments, multi-employer plans and insolvency insurance ***includes cash and non-cash contributions Supplemental Materials Expected Cost and Contributions 2016 2017 Operating Cost $1.4 $1.4 Non-operating Cost** $0.6 $1.5 Total Cost $2.0 $2.9 Contributions*** $2.4 $2.5 Key Assumptions and Metrics 2015 2016 2017 Funded Status at Year-end* US 101% 102% WW 97% 98% Discount Rate at Year-end US 4.0% 3.8% WW 3.3% 2.9% Expected ROA at Prior Year-end US 7.5% 7.0% 5.8% WW 6.7% 6.4% 4.9% Actual ROA US (1.0%) 6.2% WW (0.2%) 8.5%

Reconciliation of Operating Earnings Per Share 29 Non-GAAP Supplemental Materials *Includes acquisitions through December 31, 2016 The above reconciles the Non-GAAP financial information contained in the “Summary” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated January 19, 2017 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 2017 Expectations IBM GAAP EPS at least $11.95 IBM Operating EPS (Non-GAAP) at least $13.80 Adjustments Acquisition Related Charges* $0.75 Non-Operating Retirement-Related Items $1.10

Reconciliation of Revenue Growth - 4Q 2016 30 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Geographic Revenue” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated January 19, 2017 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials GAAP @CC Americas 0% 0% Europe/ME/Africa (8%) (3%) Asia Pacific 5% 1% U.S. 2% 2% Japan 8% (2%) 4Q16 Yr/Yr

Reconciliation of Revenue Growth - 4Q & FY 2016 31 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “A Cognitive Solutions & Cloud Platform Company” and “Strategic Imperatives Revenue” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated January 19, 2017 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials GAAP @CC GAAP @CC Strategic Imperatives 11% 12% 13% 14% Analytics 9% 9% 9% 9% Cloud 33% 33% 35% 35% Mobile 16% 17% 34% 35% Security 7% 8% 13% 14% Social (3%) (3%) (11%) (10%) 4Q16 Yr/Yr FY16 Yr/Yr

Reconciliation of Revenue Growth - 4Q 2016 32 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Segment Revenue & Gross Profit”, “Additional Revenue & Backlog Information”, “Cognitive Solutions Segment”, “Global Business Services Segment”, “Technology Services & Cloud Platforms Segment” ,“Systems Segment” and “Software Revenue” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated January 19, 2017 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials GAAP @CC GAAP @CC Cognitive Solutions 1% 2% Tech Svcs & Cloud Platforms 2% 2% Solutions Software 4% 5% Global Technology Services 2% 3% Transaction Processing Software (4%) (4%) Infrastructure Services 3% 3% Strategic Imperatives 6% 7% Technical Support Services 0% 0% Cloud 52% 53% Integration Software 0% 1% Global Business Services (4%) (4%) Strategic Imperatives 36% 37% Consulting (5%) (5%) Cloud 48% 50% Global Process Services (5%) (4%) Systems (13%) (12%) Application Management (3%) (2%) Systems Hardware (12%) (12%) Strategic Imperatives 18% 19% z Systems 4% 4% Cloud 78% 77% Power (34%) (34%) Storage (11%) (10%) Cognitive Solutions & Industry Svcs (1%) 0% Operating Systems Software (13%) (12%) Strategic Imperatives (19%) (18%) Cloud (15%) (15%) Global Financing (2%) (2%) Total Software 0% 1% 4Q16 Yr/Yr 4Q16 Yr/Yr

Reconciliation of Revenue Growth - FY 2016 33 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Segment Revenue & Gross Profit – FY 2016” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated January 19, 2017 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials GAAP @CC Cognitive Solutions 2% 3% Solutions Software 5% 6% Transaction Processing Software (4%) (3%) Global Business Services (3%) (3%) Consulting (5%) (5%) Global Process Services (3%) (2%) Application Management (1%) Flat Technology Services & Cloud Platforms 1% 1% Global Technology Services 1% 2% Infrastructure Services 2% 3% Technical Support Services (2%) (1%) Integration Software (3%) (1%) Systems (19%) (19%) Systems Hardware (22%) (22%) Operating Systems Software (9%) (9%) Global Financing (8%) (7%) Total Software 0% 1% FY16 Yr/Yr

Reconciliation of Expense Summary - 4Q 2016 34 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Expense Summary” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated January 19, 2017 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials Non-GAAP Operating GAAP Adjustments (Non-GAAP) SG&A Currency 1 pts 0 pts 1 pts Acquisitions (5 pts) 1 pts (4 pts) Base 7 pts 0 pts 7 pts RD&E Currency 1 pts 0 pts 1 pts Acquisitions (6 pts) 0 pts (6 pts) Base 0 pts 0 pts (1 pts) Operating Expense & Other Income Currency (1 pts) 0 pts (1 pts) Acquisitions (5 pts) 1 pts (4 pts) Base 12 pts 0 pts 12 pts

Reconciliation of Expense Summary - FY 2016 35 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Expense Summary – FY 2016” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated January 19, 2017 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials Non-GAAP Operating GAAP Adjustments (Non-GAAP) SG&A Currency 1 pts 0 pts 1 pts Acquisitions (4 pts) 1 pts (3 pts) Base 1 pts (2 pts) (1 pts) RD&E Currency 1 pts 0 pts 1 pts Acquisitions (7 pts) 0 pts (7 pts) Base (4 pts) 0 pts (4 pts) Operating Expense & Other Income Currency (2 pts) 0 pts (2 pts) Acquisitions (5 pts) 1 pts (4 pts) Base 2 pts (1 pts) 0 pts

Reconciliation of Software Revenue Growth - 4Q 2016 36 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Software Revenue” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated January 19, 2017 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials GAAP @CC Transactional (5%) (4%) Cognitive Solutions Annuity 4% 5% Integration Software Annuity 2% 3% Operating Systems Annuity (8%) (7%) 4Q16 Yr/Yr

Reconciliation of GBS Strategic Imperatives (Analytics) Revenue Growth - 4Q 2016 37 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “4Q16 Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated January 19, 2017 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials GAAP @CC GBS Strategic Imperatives- Analytics Revenue 9% 10% 4Q16 Yr/Yr

Reconciliation of Debt-to-Capital Ratio 38 Non-GAAP Supplemental Materials Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Cash Flow and Balance Sheet Highlights” and “Balance Sheet Summary” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated January 19, 2017 for additional information on the use of these Non-GAAP financial measures. Management presents its debt-to-capital ratio excluding the Global Financing business. A financing business is managed on a leveraged basis. The company funds its Global Financing segment using a debt-to-equity ratio target of approximately 7 to 1. Given this significant leverage, the company presents a debt-to-capital ratio which excludes the Global Financing segment debt and equity because the company believes this is more representative of the company’s core business operations Dec 2016 Dec 2015 Non-Global Financing Debt/Capital 50% 54% IBM Consolidated Debt/Capital 70% 73%

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